UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2005
Amendment #1

INOVIO BIOMEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14888 (Commission File Number)	33-0969592 (IRS Employer Identification No.)

11494 Sorrento Valley Road
San Diego, CA	92121-1318
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 597-6006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3

Inovio Biomedical Corporation

Amendment No. 1

Item 9.01 Financial Statements and Exhibits.

The undersigned Registrant, Inovio Biomedical Corporation, hereby amends Item 9.01. “Financial Statements and Exhibits” of its Current Report on Form 8-K, filed on January 31, 2005, to include the historical and pro forma financial information required by Items 9.01(a) and (b) in connection with its acquisition of Inovio AS (the “Acquisition”).

On March 31, 2005, the Registrant changed its corporate name from “Genetronics Biomedical Corporation” to “Inovio Biomedical Corporation” by filing a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware. The Registrant also amended its Bylaws to reflect the name change. This name change was approved by the Registrant’s stockholders at a special meeting on September 10, 2004, and subsequently approved by the Registrant’s Board of Directors.

(a)	Financial Statements of Business Acquired – see Exhibit 99.2 (audited financial statements of Inovio AS for the years ending December 31, 2004 and 2003).

(b)	Pro Forma Financial Information – see Exhibit 99.3 (unaudited pro forma combined financial statements of Inovio Biomedical Corporation to reflect the Acquisition).

(c)	Exhibits

3.1*	Certificate of Designations, Rights and Preferences of Series D Convertible Preferred Stock of the Registrant (as filed on January 25, 2005 with the Secretary of State of the State of Delaware).
4.1*	Registration Rights Agreement dated January 25, 2005.
10.1*	Stock Purchase Agreement dated January 25, 2005 by and among the Registrant, Inovio AS, and the Shareholders of Inovio AS.
23.1	Consent of Independent Accountant.
99.1*	Press release issued January 26, 2005 to announce the Acquisition.
99.2	Audited financial statements of Inovio AS for the years ending December 31, 2004 and 2003.
99.3	Unaudited pro forma combined financial statements of Inovio Biomedical Corporation to reflect the Acquisition.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inovio Biomedical Corporation

By: /s/ Peter Kies

Peter Kies
Chief Financial Officer
Date: April 12, 2005

Exhibit Index

Exhibits

3.1*	Certificate of Designations, Rights and Preferences of Series D Convertible Preferred Stock of the Registrant (as filed on January 25, 2005 with the Secretary of State of the State of Delaware).
4.1*	Registration Rights Agreement dated January 25, 2005.
10.1*	Stock Purchase Agreement dated January 25, 2005 by and among the Registrant, Inovio AS, and the Shareholders of Inovio AS.
23.1	Consent of Independent Accountant.
99.1*	Press release issued January 26, 2005 to announce the Acquisition.
99.2	Audited financial statements of Inovio AS for the years ending December 31, 2004 and 2003.
99.3	Unaudited pro forma combined financial statements of Inovio Biomedical Corporation to reflect the Acquisition.

*	Previously filed.